                                                                    EXHIBIT 10.4

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                         ------------------------------

                           LAHAINA ACQUISITIONS, INC.

                         COMMON STOCK PURCHASE WARRANT


--------------------------------------------------------------------------------
                                           No. 3
Number of shares:     50,000               Holder:     GCA Strategic Investment
     Fund Limited
                                                       Mechanics Building
                                                       12 Church Street
                                                       Hamilton HM II, Bermuda

         For identification only. The governing terms of this Warrant are set forth below.
--------------------------------------------------------------------------------
Lahaina Acquisitions, Inc., a Colorado corporation (the "Company"), hereby certifies that, for value received, GCA Strategic Investment Fund Limited or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to the fifth anniversary hereof (the "Exercise Period"), at the Purchase Price hereinafter set forth, Fifty Thousand (50,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         The purchase price per share of Common Stock issuable upon exercise of this Warrant (the "Purchase Price") shall initially be equal to 102% of the simple average of the weighted average sales price as published by Bloomberg, L.P. ("Bloomberg") of the Common Stock on the NASDAQ Stock Market or, if the NASDAQ Market is not the principal trading market for such security, the simple average sales price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the simple average sales price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, for the ten (10) completed trading days immediately preceding the date hereof; provided, however, that the Purchase Price shall be adjusted from time to time as provided herein.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include American International Petroleum Corporation and any corporation that shall succeed or assume the obligations of such corporation hereunder.

                  (b) The term "Common Stock" includes (a) the Company's common stock, no par value per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in
         (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1.       Exercise of Warrant.

                  1.1      Method of Exercise.

                  (a) This warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") substantially in the form attached hereto as Exhibit A via facsimile to the Company. Promptly thereafter the Holder shall surrender this Warrant to the Company at its principal office, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price shall be made, at the option of the Holder, (i) by check or bank draft payable to the order of the Company, (ii) by wire transfer to the account of the Company, (iii) in shares of Common Stock having a Market Value on the Exercise Date (as hereinafter defined) equal to the aggregate Exercise Price, or (iv) by presentation and surrender of this Warrant to the Company for cashless exercise (a "Cashless Exercise"), which such surrender being deemed a waiver of the Holder's obligation to pay all or any portion of the Exercise Price. In the event the Holder elects a Cashless Exercise (which such election shall be irrevocable) the Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock being exercised by a fraction, the numerator of which shall be the difference between the then current Market Value of the Common Stock and the Purchase Price, and the denominator of which shall be the then current Market Value of the Common Stock. If the amount of the payment received by the Company is less than the Exercise Price, the Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days. In the event the payment exceeds the Exercise Price, the Company will promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to receive, promptly refund the excess to the Holder. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment in full of the Exercise Price (the "Exercise Date").

                  (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger substantially in the form of Annex B attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Holder hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Holders shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

                  1.2 Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common

Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

                  1.3 Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder the registration rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of a Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement"). If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

                  1.4 Limitation on Exercise. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited, solely to the extent set forth in the Purchase Agreement as if such provisions were specifically set forth herein. In addition, the number of shares of Common Stock issuable upon exercise of this Warrant is subject to reduction as specified in Section 10.3 of the Purchase Agreement.

         2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within five
(5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Extraordinary Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time pursuant to Article XI of the Purchase Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise,
(b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and unassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5. Accountant's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause independent certified public accountants of national standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to such Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         6.       Notices of Record Date, etc. In the event of

                           (a) any taking by the Company of a record of the Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount of character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         7. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         8.       Exchange of Warrant.

                  (a) On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

                  (b)      Upon written notice from the Purchasers pursuant to
Section 2.5(b)(iii) of the Purchase Agreement that the Purchasers have elected to transfer amongst each other a portion of this Warrant, and on surrender for amendment and restatement of this Warrant, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder as the Purchasers (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock as set forth in such notice reflecting such transfer.

         9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         10. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant may be transferred by endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                  (d) notwithstanding the foregoing, this Warrant may be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         12. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.

         13. Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company any address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for the purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                            [SIGNATURE PAGE FOLLOWS]

         DATED as of August __, 1999.


                                        LAHAINA ACQUISITIONS, INC.


                                                  By:
                                                  Name:
                                                  Title:

[Corporate Seal]


Attest:

By:
         Secretary

                                   EXHIBIT A

                       FORM OF NOTICE EXERCISE - WARRANT
                       (To be executed only upon exercise
                      of the Warrant in whole or in part)

To ____________________________________________

         The undersigned registered Holder of the accompanying Warrant, hereby exercises such Warrant or portion thereof for, and purchases thereunder, __________ (1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, ________________
whose address is                                     .

         The Exercise Price is paid as follows:

         [ ] Bank draft payable to the Company in the amount of $_____________.
         [ ] Wire transfer to the account of the Company in the amount of $___________.
         [ ] Cashless exercise. Surrender of ___________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the Warrant, as provided in Section 1.1(iv) thereto.

         Upon exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued).

                                           Date:
                              (Name must conform to name of Holder as
                              specified on the face of the Warrant)


                                             By:
                                           Name:
                                          Title:

                              Address of Holder:



 Date of exercise:

--------------------
         (1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the Holder surrendering the same.

                                    ANNEX B

                            WARRANT EXERCISE LEDGER

------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL NUMBER         WARRANTS         EXERCISE PRICE        NEW BALANCE           ISSUER             HOLDER
   DATE          OF WARRANTS           EXERCISED             PAID             OF WARRANTS          INITIALS           INITIALS
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------